SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        December 4, 1998




                  SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




  Delaware                      1-10428                  77-0148208
------------------            ------------             --------------
(State of or other            (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                         Number)




3400 West Warren Avenue, Fremont, California             94538
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code     (510) 623-9001




------------------------------------------------------
(Former name or address, if changed since last report)


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.


            EXHIBIT                        DESCRIPTION
            -------                        -----------

            99.1              Press Release of Registrant dated
                              December 4, 1998.

                                 SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                              (Registrant)



DATE:  December 4, 1998       By:      /s/ Timothy A. Marcotte
                                       ----------------------------
                              Name:    Timothy A. Marcotte
                              Title:   Vice President,
                                       Finance and Chief Financial
                                       Officer